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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) December 5, 1996
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                                Safety 1st, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

       0-21404                                           04-2836423
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(Commission File No.)                       (I.R.S. Employer Identification No.)

              210 Boylston St., Chestnut Hill, Massachusetts 02167
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               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 964-7744
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS
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         On December 5, 1996 and December 6, 1996, the Company and its lenders entered into a Fourth and a Fifth Amendment to the Company's Loan Agreement.

         Pursuant to the Fourth Amendment to Loan Agreement, among other provisions, the lenders and the Company have agreed to clarify provisions regarding the order of application to indebtedness of proceeds from (i) the sale in bulk or other disposition outside the ordinary course, of any excess or discontinued inventory and (ii) tax refunds. The Fourth Amendment also adds an event of default for a change in the majority ownership of the capital stock of the Company from that existing on March 28, 1996.

         Pursuant to the Fifth Amendment to Loan Agreement, the lenders and the Company have agreed to include in the borrowing base formula up to $775,000 in accounts receivable that existed on December 6, 1996, and arose from bulk sales or other dispositions of inventory outside the ordinary course. The first proceeds received from such bulk sales or other dispositions shall be applied to repay the revolving loans made as a result of the above-described $775,000 increase in the borrowing base formula. The Fifth Amendment also reduced to $1,000,000 the maximum amount available for revolver cushion loans, expanded the definition of "Working Capital", waived compliance with certain financial covenants, amended certain other financial covenants, and granted the lenders the right, in limited circumstances, to receive a $250,000 fee after December 31, 1996, in exchange for returning all of either the warrants previously issued to the lenders or the shares received pursuant to said warrants. Finally, Michael Lerner, President and Chief Executive Officer of the Company, increased by $3,000,000, from $7,500,000 to $10,500,000, his personal limited guaranty and the collateral (including stock of the Company) securing said guaranty.

         The above descriptions of the Amendments are qualified in their entirety by reference to the Fourth and Fifth Amendments, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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         (c)      The following Exhibits are filed as part of this Report.

                  Exhibit           Description
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                  10.1              Fourth Amendment to Loan Agreement among
                                    Fleet National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st,
                                    Inc., et al.

                  10.2 Fifth Amendment to Loan Agreement among Fleet National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st, Inc., et al.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Safety 1st, Inc.
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                                                          (Registrant)



Date   December 11, 1996                        By /s/ Michael Lerner
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                                                   Michael Lerner, President
                                                   Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit           Description                                            Page
-------           -----------                                            ----

 10.1             Fourth Amendment to Loan Agreement among Fleet
                  National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st, Inc., et al.

 10.2             Fifth Amendment to Loan Agreement among Fleet
                  National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st, Inc., et al.



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